SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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☐	Soliciting Material Under 14a-12

STATE FARM VARIABLE PRODUCT TRUST

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STATE FARM VARIABLE PRODUCT TRUST

April 22, 2005

Dear Shareholder:

A special meeting of shareholders of the State Farm Variable Product Trust (the “Trust”) will be held June 17, 2005 at 8:00 a.m., Central time, at One State Farm Plaza, Bloomington, Illinois (the “Meeting”). Owners of variable life insurance contracts and variable annuity contracts issued by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (together referred to as “State Farm”) are entitled to provide voting instructions on proposals regarding the election of the Board of Trustees, approving a manager of managers structure for five of the six investment portfolios within the Trust and approving changing each portfolio’s fundamental investment objective to non-fundamental.

THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY DETERMINED THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF THE TRUST AND URGES YOU TO VOTE IN FAVOR OF EACH PROPOSAL.

The enclosed proxy statement describes the proposals in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR VOTING INSTRUCTION FORM AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

/s/ Edward B. Rust, Jr.

President and Trustee

State Farm Variable Product Trust

Important Information for State Farm Variable Life Insurance Contract Owners and State Farm Variable Deferred Annuity Contract Owners

At a special shareholder meeting on June 17, 2005, you will be asked to provide voting instructions to State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (collectively “State Farm”) on proposals related to State Farm Variable Product Trust (the “Trust”). Although we recommend that you carefully read the proxy statement that describes the proposals in detail, we have prepared the following “Questions & Answers” for your convenience.

The Trust’s Board of Trustees (the “Board”) has unanimously determined that the proposals are in the best interests of the Trust and urges you to provide voting instructions in favor of each applicable proposal.

Q.	WHY IS A SPECIAL SHAREHOLDER MEETING BEING HELD?

A.	The Trust’s Board called a special shareholder meeting for June 17, 2005 (the “Meeting”), at which shareholders will be asked to vote on three different proposals related to the Trust’s six separate investment portfolios (the “Funds”).

Q.	WHY SHOULD A CONTRACT OWNER PROVIDE VOTING INSTRUCTIONS TO STATE FARM REGARDING THE PROPOSALS? WHAT HAPPENS IF I FAIL TO PROVIDE VOTING INSTRUCTIONS?

A.	A vote is an opportunity for a contract owner to decide how the Trust is managed. A proxy that is not voted will not be counted as either for or against the proposals.

Q.	HOW DOES A SHAREHOLDER PROVIDE VOTING INSTRUCTIONS TO STATE FARM?

A.	You may provide voting instructions by mailing your completed proxy card in the enclosed postage paid envelope, by using the Internet or you may provide voting instructions by phone (see enclosed instructions for Internet or phone voting).

Q.	WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE PROPOSED CHANGES?

A.	No. However, the costs associated with the Meeting will be borne by the Funds. These costs are estimated to be approximately $0.0014 per share.

i

Q.	WHAT ARE THE THREE PROPOSALS TO BE ADDRESSED AT THE MEETING?

A.	1. Electing a Board of Trustees for the Trust.

2.	Approving manager of manager’s authority for 5 Funds of the Trust. With manager of managers authority, State Farm Investment Management Corp. (the “Manager”), the Trust’s investment adviser, can hire or change investment sub-advisers for the affected Funds without seeking approval from the Fund’s shareholders. This in turn should reduce costs for Fund shareholders and increase the Manager’s flexibility in overseeing the Trust’s investment sub-advisers.

3.	Reclassifying each Fund’s investment objective from fundamental to non-fundamental.

Q.	WHY ARE THESE CHANGES BEING RECOMMENDED?

A.	If adopted, Proposal 2 may help the affected Funds operate more efficiently by affording additional flexibility to the Manager to hire and replace investment sub-advisers. If Proposal 3 is adopted, the Board and the Manager may be able to operate more efficiently when the Board and the Manager believe that it is appropriate to change a Fund’s investment objective.

Proposal 1—Electing a Board of Trustees for the Trust

Q.	WHO CURRENTLY SERVES ON THE BOARD?

A.	The current seven members of the Board include Thomas M. Mengler, James A. Shirk, Victor J. Boschini, David L. Vance, Donald A. Altorfer, Edward B. Rust, Jr. and Michael L. Tipsord.

Q.	WHY IS THE BOARD RECOMMENDING THAT SHAREHOLDERS ELECT A NEW BOARD?

A.	Federal securities laws require that at least two-thirds of the members Board must have been elected by shareholders. Six of the seven (86%) current members of the Board have been elected by shareholders. By asking shareholders to elect a new Board, the Manager and the Board hope to increase the percentage of Board members who have been elected by shareholders to 100%. The Board also is seeking to elect a new independent trustee.

Q.	WHAT ARE THE ROLES OF THE BOARD AND THE MANAGER?

A.

The Board is responsible for managing the Trust’s business and affairs, including approving service providers to the Trust, such as the Trust’s investment adviser, distributor and transfer agent. The Manager as investment

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adviser is responsible for providing an investment program for each Fund and implementing that program. The Manager also acts as the Trust’s transfer agent by maintaining shareholder records and accounts.

Q.	WHAT IS AN INVESTMENT SUB-ADVISER?

A.	An investment sub-adviser is a company that under the supervision of a mutual fund’s board and investment adviser provides investment management services to a fund for a fee. Investment management services include selecting the portfolio securities that a Fund will purchase and sell, and taking steps to implement those recommendations.

Proposal 2—Approving Manager of Managers Authority for 5 series of the Trust

Q.	WHAT IS MANAGER OF MANAGERS AUTHORITY?

A.	Under the Trust’s current structure, the Manager serves as the investment adviser for each Fund within the Trust. Currently, for three of the Funds within the Trust, the Manager has hired an investment sub-adviser to manage the assets of those Funds. If the Manager believes that a sub-adviser should be changed, then the Manager makes a recommendation to the Board, and the Board seeks shareholder approval by convening a shareholder meeting seeking approval of the sub-adviser. Manager of managers authority would allow the Manager, with the Board’s approval, to make changes to Fund sub-advisers without holding a shareholder meeting. This would give the Board increased flexibility and eliminate a Fund’s expense of holding shareholder meetings whenever the Board and the Manager seek to hire or replace a sub-adviser. The Manager will monitor each sub-adviser’s performance and make recommendations to the Board about whether its sub-advisory agreement should be continued, modified or terminated. The Board has determined that the manager of managers structure is in the best interest of the shareholders of the affected Funds.

Proposal 3—Changing each Fund’s Investment Objective From Fundamental to Non-Fundamental

Q.	HOW ARE THE FUND’S INVESTMENT OBJECTIVES CHANGING?

A.	Each Fund’s investment objective currently is “fundamental,” meaning that it may not be amended, in whole or in part, without prior shareholder approval. By reclassifying the fundamental investment objective of each Fund as non-fundamental, the Board will be able to change a Fund’s investment objective without shareholder approval.

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STATE FARM VARIABLE PRODUCT TRUST

One State Farm Plaza, Bloomington, Illinois 61710

Telephone 800-447-0740

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

JUNE 17, 2005

To owners of variable life insurance contracts and variable annuity contracts issued by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (together referred to as “State Farm”) entitled to give voting instructions in connection with State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life and Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the “Separate Accounts”) of State Farm.

A special meeting of shareholders of State Farm Variable Product Trust (the “Trust”) will be held at One State Farm Plaza, Bloomington, Illinois, on June 17, 2005, at 8:00 a.m., Central time (the “Meeting”). The Meeting will be held for the following purposes:

1.	To elect a Board of Trustees;

2.	To authorize a “manager of managers” structure for five of the Trust’s six separate investment portfolios (each of the Trust’s six investment portfolios referred to as a “Fund” or collectively the “Funds”);

3.	To change each Fund’s fundamental investment objective to non-fundamental; and

4.	To transact any other business that properly comes before the meeting.

State Farm and the Separate Accounts are the only shareholders of the Trust. However, State Farm hereby solicits and agrees to vote the shares of the Trust at the Meeting in accordance with timely instructions received from owners of variable life insurance contracts and variable annuity contracts having contract values allocated to the Separate Accounts invested in such shares.

As a variable contract owner of record at the close of business on April [    ], 2005, you have the right to instruct State Farm as to the manner in which shares of the Trust attributable to your variable contract should be voted. To assist you in giving your instructions, a voting instruction form is enclosed that reflects the number of shares of each Fund for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice which describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

Jon Farney

Secretary

April 22, 2005

STATE FARM VARIABLE PRODUCT TRUST

Proxy Statement

for a Special Meeting of Shareholders

to be held on June 17, 2005

Introduction

This proxy statement is being furnished in connection with the solicitation of voting instructions from owners of variable life insurance contracts and variable annuity contracts (“variable contracts”) for use at a special meeting of the shareholders of State Farm Variable Product Trust (the “Trust”) to be held at 8:00 a.m., Central time, on June 17, 2005, at One State Farm Plaza, Bloomington, Illinois 61710 (the “Meeting”) for the purposes set forth below and in the accompanying notice of special meeting of shareholders. The Trust is a Delaware business trust. This proxy statement is being sent by the Board of Trustees of the Trust (the “Board”) and by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (together referred to as “State Farm”) to owners of such variable contracts allocated to the State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life & Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the “Separate Accounts”) of State Farm invested in shares of the Trust on the record date. This proxy statement and voting instructions were first mailed to shareholders on or about April 22, 2005.

SUMMARY OF PROPOSALS

At the Meeting, shareholders are being asked to vote on three Proposals – (1) to elect a Board of Trustees, (2) to adopt a “manager of managers” structure for five of the Trust’s six separate investment portfolios (each of the six investment portfolios referred to as a “Fund” or collectively the “Funds”), and (3) to change each Fund’s fundamental investment objective to non-fundamental. Each of these proposals is discussed thoroughly in this proxy statement. We urge you to read this proxy statement carefully.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

Voting.    Variable contract owners will act as one group to provide voting instructions to elect a Board of Trustees. Variable contract owners with account value allocated to a specific Fund as set forth below will act with other contract owners with account value allocated to that Fund in providing voting instructions on the other two proposals.

Proposal	Fund
	Money Market Fund	Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Bond Fund	Stock and Bond Balanced Fund
1. Elect a Board of Trustees	Voting instructions combined with those of the other five Funds	Voting instructions combined with those of the other five Funds	Voting instructions combined with those of the other five Funds	Voting instructions combined with those of the other five Funds	Voting instructions combined with those of the other five Funds	Voting instructions combined with those of the other five Funds

2. Adopt manager of managers structure	Voting instructions combined at Fund level	Voting instructions combined at Fund level	Voting instructions combined at Fund level	Voting instructions combined at Fund level	Voting instructions combined at Fund level	N/A. This Fund is not being asked to vote on this proposal.

3. Change the Fund’s fundamental investment objective to non-fundamental	Voting instructions combined at Fund level	Voting instructions combined at Fund level	Voting instructions combined at Fund level	Voting instructions combined at Fund level	Voting instructions combined at Fund level	Voting instructions combined at Fund level

PROPOSAL 1

Election of a new Board of Trustees

INTRODUCTION.    Variable contract owners are being asked to provide voting instructions with respect to electing each of the eight nominees described below as trustees of the Trust. Trustees elected at the Meeting will serve as trustees of the Trust until the next meeting of shareholders called for the purpose of electing trustees when their successors are elected and qualified, or until each sooner dies, resigns, becomes incapacitated or is removed by a vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding or by vote of two-thirds of the trustees then in office.

Seven of these eight individuals currently serve on the Board. If Variable contract owners provide voting instructions to elect the eight nominees as trustees of the Trust, the terms of those persons’ service as trustees of the Trust will begin on different days. In the case of all nominees other than Mr. Alan Latshaw, the term of each nominee’s service as a member of the Board of Trustees will begin as soon as the person is elected at the Meeting. If Mr. Latshaw is elected as a trustee of the Trust, his term will begin on July 1, 2005.

The Trust’s Committee of Independent Trustees is responsible for nominating individuals to become trustees of the Trust who are not interested persons of the Trust (“Independent Trustees”), as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “40 Act”). The Committee of Independent Trustees includes as its members each Independent Trustee of the Trust. On March 18, 2005, the Trust’s Committee of Independent Trustees nominated Mr. Alan Latshaw to be considered for election as a trustee of the Trust at the Meeting.

Federal securities laws require that at least two-thirds of the members Board must have been elected by shareholders. Six of the seven (86%) current members of the Board have been elected by shareholders. By asking shareholders to elect a new Board, the Manager and the Board hope to increase the percentage of Board members who have been elected by shareholders to 100%. The Board also is seeking to elect a new Independent Trustee.

The following table provides information about the individuals who are standing for election as trustees.

Information about Independent Trustees and a nominee who are standing for election as trustees:

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
Thomas M. Mengler, 1000 LaSalle Ave. Minneapolis, MN 55403 Age 51	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); DEAN – University of Illinois College of Law (before 6/2002); TRUSTEE – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.	25	None

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
James A. Shirk, 103 North Robinson Bloomington, Illinois 61701 Age 60	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT –Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.	25	None

Victor J. Boschini, Office of the Chancellor Box # 297080 Fort Worth, TX 76129 Age 48	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (before 2003) – Illinois State University; TRUSTEE – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.	25	None

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held

David L. Vance, 100 N.E. Adams St. Peoria, Illinois 61629 Age 52	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.	25	None

Donald A. Altorfer, 4200 Rodger Street Springfield, Illinois 62703 Age 61	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy equipment and earth-moving machinery); TRUSTEE – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.	25	None

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
Alan R. Latshaw 4703 Oakwood Avenue Downers Grove, Illinois 60515 Age 53	None	N/A	Retired (since 12/2003); PARTNER – Ernst & Young, LLP (public accounting firm) (6/2002 – 12/2003); PARTNER – Arthur Andersen (public accounting firm) (before 6/2002).	25	None

Information about trustees who are interested persons of the Trust as defined in Section 2(a)(19) of the 40 Act (“Interested Trustees”) who are standing for election as trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
Edward B. Rust, Jr.*, One State Farm Plaza, Bloomington, Illinois 61710 Age 54	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.	25	DIRECTOR – McGraw-Hill Corporation; DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
Michael L. Tipsord*, One State Farm Plaza, Bloomington, Illinois 61710 Age 45	Trustee, Senior Vice President and Treasurer	Began service in 2002 as a Trustee of the Trust, and serves until successor is elected or appointed.

VICE CHAIRMAN (since 12/2004), SENIOR VICE PRESIDENT AND TREASURER (12/2002 to 12/2004), CHIEF FINANCIAL OFFICER,

(since 9/2002),

VICE PRESIDENT and TREASURER (7/2001 – 12/2002), and VICE PRESIDENT and ASSISTANT TREASURER (before 7/2001) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER

(since 12/2002), VICE PRESIDENT and ASSISTANT

SECRETARY – TREASURER (6/2001 – 12/2002) and ASSISTANT

SECRETARY – TREASURER (before 6/2001) – State Farm Investment Management Corp., State Farm VP

Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (SINCE 12/2002); VICE PRESIDENT and ASSISTANT

				25	None

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
SECRETARY – TREASURER (6/2001 – 12/2002) and ASSISTANT SECRETARY-TREASURER (before 6/2001) – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.

*	Messrs. Rust and Tipsord are Interested Trustees because each is (i) an officer of the Trust, (ii) a director of the Manager, the Trust’s investment adviser, (iii) a director of State Farm VP Management Corp. (“Management Corp.”), the Trust’s distributor, (iv) an officer of the Manager, and (v) an officer of Management Corp.

Information about other Trust officers

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
Jack W. North, One State Farm Plaza, Bloomington, Illinois 61710 Age 57	Senior Vice President	Began service in 2001 and serves until removed.

SENIOR EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (since 2004), EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (2001 – 2004) and SENIOR VICE PRESIDENT

(before 2001) – State Farm Mutual

Automobile Insurance Company;

				N/A	N/A

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 2001) – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.

Paul N. Eckley, One State Farm Plaza, Bloomington, Illinois 61710 Age 50	Senior Vice President	Began service in 1997 and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.	N/A	N/A

Susan D. Waring, One State Farm Plaza, Bloomington, Illinois 61710 Age 55	Vice President	Began service in 2000 and serves until removed.

EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001 – 2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance

Company; VICE PRESIDENT (before 2001) State Farm Mutual Automobile

Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR

(since 2001) – State Farm VP Management Corp.;

				N/A	N/A

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
VICE PRESIDENT – State Farm Investment Management Corp., State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.

Donald E. Heltner, One State Farm Plaza, Bloomington, Illinois 61710 Age 57	Vice President	Began service in 1998 and serves until removed.

VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE

PRESIDENT – State Farm Investment Management Corp., State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.

				N/A	N/A

John S. Concklin, One State Farm Plaza, Bloomington, Illinois 61710 Age 58	Vice President	Began service in 1997 and serves until removed.

VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE

PRESIDENT –State Farm Investment Management Corp., State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.

				N/A	N/A

Phillip G. Hawkins, Three State Farm Plaza Bloomington, Illinois 61791 Age 44	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003); EXECUTIVE ASSISTANT (11/2002 – 8/2003); DIRECTOR – STRATEGIC RESOURCES (before 11/2002) – State Farm Mutual Automobile Insurance Company;	N/A	N/A

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
VICE PRESIDENT (since 2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.

David R. Grimes, Three State Farm Plaza, Bloomington, Illinois 61791 Age 62	Chief Compliance Officer, Vice President and Secretary	Began service in 1997 and serves until removed and successor is appointed.

Chief Compliance Officer (since 6/2004) – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust; ASSISTANT VICE PRESIDENT

(before 6/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT AND SECRETARY – State Farm Investment Management

Corp., State Farm VP Management Corp., State Farm Associates’ Funds

Trust, State Farm Mutual Fund Trust.

				N/A	N/A

What purpose does the Board serve and how many times during the Trust’s most recent fiscal year did the Board meet?    The Board is responsible for managing the business and affairs of the Trust. During the Trust’s fiscal year ending December 31, 2004, the Board met four times.

Beneficial Ownership.    The following table shows certain information regarding the beneficial ownership of shares of each Fund as of February 28, 2005, by each trustee and nominee, and by all trustees, nominees and executive officers of the Trust as a group:

Name	Fund	No. of Shares	Percentage of Outstanding Shares Held
Edward B. Rust, Jr.	State Farm Large Cap Equity Index Fund	21,672	*
Trustees, Nominees and Executive Officers as a group	State Farm Large Cap Equity Index Fund	23,549	*
Trustees, Nominees and Executive Officers as a group	State Farm Small Cap Equity Index Fund	1,223	*
Trustees, Nominees and Executive Officers as a group	State Farm International Equity Index Fund	1,561	*
Trustees, Nominees and Executive Officers as a group	State Farm Stock and Bond Balanced Fund	953	*

*Less than 1% of the class of shares owned.

More than 5% Beneficial Owners. The following table shows certain information for shareholders of the Trust who beneficially own more than 5% of a Fund’s outstanding shares as of February 28, 2005:

Name	Fund	No. of Shares	Percentage of Outstanding Shares Held
State Farm Life Insurance Company	State Farm Small Cap Equity Index Fund	3,869,152	17.78%
State Farm Life Insurance Company	State Farm Bond Fund	1,439,614	8.16%
State Farm Life Insurance Company	State Farm Money Market Fund	12,467,084	22.31%
State Farm Life Insurance Company	State Farm International Equity Index Fund	6,008,268	28.7%

What are the Dollar Ranges of the Trustees’ Investments in the Funds?    The following table reflects dollar ranges of each trustee’s or nominee’s indirect ownership of equity securities of each Fund, and dollar ranges of each such person’s ownership of equity securities in all investment companies in the State Farm family of mutual funds. The State Farm family of mutual funds includes the Trust, State Farm Associates’ Funds Trust and State Farm Mutual Fund Trust. This data is as of February 28, 2005.

Name of Trustee	Dollar Range of Equity Securities in Large Cap Equity Index Fund	Dollar Range of Equity Securities in Small Cap Equity Index Fund	Dollar Range of Equity Securities in International Equity Index Fund	Dollar Range of Equity Securities in Bond Fund	Dollar Range of Equity Securities in Stock and Bond Balanced Fund	Dollar Range of Equity Securities in Money Market Fund	Aggregate Dollar Range of equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler	None	None	None	None	None	None	$10,001-$50,000
James A. Shirk	None	None	None	None	None	None	Over $100,000
Victor J. Boschini	None	None	None	None	None	None	None
David L. Vance	None	None	None	None	None	None	Over $100,000
Donald A. Altorfer	None	None	None	None	None	None	$10,001-$50,000
Edward B. Rust, Jr.	Over $100,000	None	None	None	None	None	Over $100,000
Michael L. Tipsord	None	None	None	None	None	None	Over $100,000
Alan R. Latshaw	None	None	None	None	None	None	None

What Interests or Relationships do the Independent Trustees Have with the Manager and its Affiliates?    State Farm Mutual Automobile Insurance Company (“Auto Company”) owns all of the common stock issued by the Manager and Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Auto Company’s address is One State Farm Plaza, Bloomington, Illinois 61710-0001. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

During the period January 1, 2003 to December 31, 2004 (“Calendar Years 2003 and 2004”), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $60,000. His indirect relationship with Auto Company during that time period can also be characterized as an indirect interest in any transaction or series of similar transactions with Auto Company, the value of which exceeded $60,000.

Mr. Shirk’s indirect relationship or interest with Auto Company was as follows: During Calendar Years 2003 and 2004, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. During that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during Calendar Years 2003 and 2004. Auto Company paid Sunrise Company, LLC rent in the amount of $97,500 in 2003 and $129,100 in 2004, while Auto Company paid Beer Nuts, Inc. rent in the amount of $78,000 in 2003 and $94,278 in 2004. Except for the disclosure concerning Mr. Shirk in this paragraph and in the paragraph above, during Calendar Years 2003 and 2004, no other the Independent Trustees of the Trust or their immediate family members had any direct or indirect:

•	interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

•	interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000; or

•	relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.

What are the Responsibilities of the Committees of the Board?    There are two standing committees of the Board – the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Messrs. Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk. The Executive Committee acts on behalf of the entire Board during intervals between meetings of the Board. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2004, the Executive Committee did not meet.

The Committee of Independent Trustees includes as its members each Independent Trustee. The Committee of Independent Trustees operates pursuant to a separate charter. The Committee of Independent Trustee’s charter is not available to the Trust’s shareholders on the Trust’s web site, but is included with this proxy statement as “Appendix A.” The Committee of Independent Trustees is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accountants on behalf of the full Board. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board, nominating candidates for election as Independent Trustees, reviewing the investment management and distribution arrangements of the Trust and making recommendations to the full Board regarding entering into or the continuation of such agreements. During calendar year 2004, the Committee of Independent Trustees met four times.

The full Board determines when the Committee of Independent Trustees needs to nominate a candidate for election or appointment as an Independent Trustee. When it is determined that the Committee of Independent Trustees needs to nominate a candidate for Independent Trustee, the Committee of Independent Trustees gathers the names of potential candidates from its members and from Interested Trustees. The Committee of Independent Trustees then considers the qualification and backgrounds of candidates and determines which individuals it would like to interview as candidates for the Independent Trustee position(s). After interviewing the selective candidates, the Committee of Independent Trustees selects one or more candidates to recommend to the full Board and/or to the Trust’s shareholders for election or appointment as Independent Trustee(s).

How may a Variable Contract Owner Submit a Candidate for Nomination as Independent Trustee?    In connection with its responsibility to nominate candidates for election as Independent Trustees, the Committee of Independent Trustees will consider candidates recommended by variable contract owners. A variable contract owner who wants to nominate a person as an Independent Trustee candidate needs to submit the recommendation in writing to the Trust’s Board indicating among other things the number of Trust shares indirectly owned by the variable contract owner and the date those shares were acquired, a full listing of the proposed candidate’s education, experience, and current employment, and a written and signed consent of the candidate to be named as a nominee and to serve as trustee of the Trust. The Committee of Independent Trustees will consider candidates for nominees for Independent Trustee positions received from variable contract owners in the same manner that it considers nominee candidates received from other sources. To obtain more information regarding the procedure for recommending a nominee candidate for Independent Trustee and the information that must be included in the submission of a request to the Committee of Independent Trustees, a variable contract owner should contact the Manager by writing to State Farm Investment Management Corp., Attn.: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

How can a Variable Contract Owner Communicate with the Board?    The Board has adopted procedures for variable contract owners to send communications to the Board. All communications should be in writing and addressed to the Board in care of State Farm Investment Management Corp., Attn.: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001. If a specific Board member is the intended recipient of such communication, the name of that Board member must be noted in the document. The Secretary will forward the correspondence only to the intended recipient if one is noted. Prior to forwarding any correspondence, the Secretary will review the communication and will not forward communications deemed by the Secretary, in his or her discretion, to be frivolous, of inconsequential commercial value or otherwise inappropriate for Board consideration. Any communication reviewed by the Secretary and not forwarded to the Board for consideration shall be forwarded to and reviewed by independent legal counsel to the Independent Trustees. In the event independent legal counsel to the Independent Trustees disagrees with the Secretary’s determination and deems such communication appropriate for Board consideration, the communication will be forwarded to the Board.

Are Board Members Encouraged to Attend the Meeting?    Yes. By holding the Meeting on the same day that the Board holds its regular board meeting, the Trust makes it convenient for trustees to attend the Meeting.

What Compensation do Independent Trustees Receive from the Trust?    Interested Trustees and officers of the Trust do not receive any compensation from the Trust for their services to the Trust, but instead receive compensation for their services from Auto Company, the Manager’s parent, and from insurance companies affiliated with Auto Company. Independent Trustees receive compensation from the Trust. Under the compensation system in effect as of December 31, 2004, each Independent Trustee receives a monthly retainer of $1,750, a fee of $3,000 per regular board meeting attended, a fee of $750 for each special board meeting or committee meeting attended, and a fee of $500 for each special board meeting or committee meeting attended via conference call. Compensation is paid to the Independent Trustees by the twenty-five separate investment portfolios within the State Farm family of mutual funds pro-rata based on net assets of such funds as of the most recently completed calendar quarter. In addition, Independent Trustees are reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust. The Chairman of the Committee of Independent Trustees of the Board is paid an additional fee of $500 for each Committee meeting attended. Compensation shown in the following table was paid to the Independent Trustee indicated during the calendar year 2004.

Name of Trustee	Aggregate Compensation From the Trust	Total Compensation From The Trust and Other State Farm Funds
Edward B. Rust, Jr.	$0	$0
Michael L. Tipsord	$0	$0
Thomas M. Mengler	$5,156	$33,000
James A. Shirk	$5,156	$33,000
Donald A. Altorfer	$5,156	$33,000
Victor J. Boschini	$5,156	$33,000
David L. Vance	$5823	$35,000

Board Recommendation.    The Board has determined that approval of the individuals nominated to serve as trustees of the Trust is advisable and in the best interests of the Trust’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE BOARD OF TRUSTEES BY VOTING “FOR” THE PROPOSAL.

PROPOSAL 2

Approve Manager of Managers Structure for Five of the Funds

Introduction.    The Board is asking you to provide voting instructions on the proposal of approving “manager of managers” structure for the Trust’s Money Market Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, and Bond Fund (the “Affected Funds”). Because the Manager is unlikely to ever seek to hire a sub-adviser for the Stock and Bond Balanced Fund, shareholders of this Fund are not being asked to consider this Proposal.

What is a “Manager of Managers” Structure?    This Proposal asks shareholders to approve a manager of managers structure for the Affected Funds. Under this structure, an Affected Fund could have an investment adviser and one or more sub-advisers. A manager of managers structure would allow the Board to appoint additional and/or replacement sub-advisers for an Affected Fund WITHOUT obtaining shareholder approval. Normally, shareholders of a mutual fund must approve any new agreement between a mutual fund and a sub-adviser. To implement a manager of managers structure, the Trust has applied to the SEC to obtain an exemption from the shareholder approval requirements, subject to certain conditions. One condition of the SEC exemptive relief is that before an Affected Fund may rely on the exemption and implement a manager of managers structure, that Affected Fund’s shareholders must approve the manager of managers structure.

Under the proposed manager of managers structure, one or more Affected Fund will be operated in a manner that is different from many other mutual funds. Most mutual funds operate under a structure in which a single entity, the fund’s investment adviser, provides investment advisory services to the fund. Typically, the fund pays an advisory fee to the fund’s adviser and the adviser, in turn, compensates the adviser’s portfolio managers who make specific securities selections for the fund. In contrast, under the proposed manager of managers structure, the Affected Fund will pay the Manager an advisory fee and the Manager, in turn, will hire sub-advisers to provide day-to-day investment advisory services to the Affected Fund. Under this structure, shareholders will have the benefit of the Manager’s expertise in selecting and monitoring investment sub-advisers. The Manager will continuously monitor the performance of the sub-advisers and may, from time to time, recommend that the Board replace one or more sub-advisers or appoint additional sub-advisers, depending on the Manager’s assessment of what combination of sub-advisers it believes would optimize an Affected Fund’s chances of achieving its investment objective. Under this structure, the Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

Any proposal to add or replace sub-advisers would be reviewed as follows: (i) the Manager would assess the Affected Fund’s needs and, if it believed additional or replacement sub-advisers could benefit the Affected Fund, would systematically search the relevant universe of available investment sub-advisers; (ii) any recommendations made by the Manager would have to be approved by a majority of the Board, including a majority of the Independent Trustees; and (iii) any selections of additional or replacement sub-advisers would have to comply with conditions contained in the SEC’s exemptive order, including the condition that the Trust notify variable contract owners when a new sub-adviser has been appointed.

The Manager will perform internal due diligence on prospective sub-advisers for the Affected Fund and monitor sub-adviser performance. The Manager will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser’s compliance with the Affected Fund’s investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for the Affected Fund, and recommending to the Board whether investment sub-advisory agreements should be renewed, modified or terminated. The Manager also will recommend to the Board the addition of new sub-advisers, as it deems appropriate. The Manager will pay any sub-advisers out of the investment advisory fee it receives. The Affected Fund for which a sub-adviser is appointed is not responsible for paying the sub-adviser’s advisory fees.

The proposed manager of managers structure is intended to afford the Affected Funds increased portfolio management flexibility. With the manager of managers structure, the Board will not be required to call a shareholder’s meeting each time a new sub-adviser is approved and the Affected Fund will not incur the considerable expense of holding shareholder meetings to approve sub-advisers.

At its December 17, 2004, regular meeting, the Board determined that adopting the manager of managers structure for the Affected Fund is advisable. The Board similarly recommended that shareholders also approve the structure. In reaching these conclusions, the Board considered the Manager’s expertise as an investment adviser that could enable it to effectively serve as a manager of managers. In addition, the Trustees considered the flexibility the Affected Funds will have under a manager of managers structure to implement sub-adviser changes without shareholder approval and without the Affected Fund incurring the considerable costs of obtaining shareholder approval.

If variable contract owners provide voting instructions approving the manager of mangers structure for one or more Affected Funds, this structure will take effect when the SEC grants the exemptive order related to manager of managers authority to the Trust. The Manager has no plans at the present time to hire or change sub-advisers for the Affected Funds.

Approval of manager of managers authority for an Affected Fund requires voting instructions from the affirmative vote of a majority of the outstanding shares of that Fund, defined as the lesser of (a) 67% or more of the outstanding shares of the Fund present at such Meeting, if holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares of that Fund. If shareholders of a particular Fund do not provide voting instructions approving this proposal, the Fund will not operate under a manager of managers structure.

Board Recommendation.    The Board has determined that approval of manager of managers structure is advisable and in the best interests of the shareholders of the Affected Funds.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE MANAGER OF MANAGERS STRUCTURE FOR THE AFFECTED FUNDS BY VOTING “FOR” THE PROPOSAL.

PROPOSAL 3

Authorize the Board to Change Investment Objectives

Without Shareholder Approval

Each Fund’s investment objective currently is “fundamental,” meaning that it may not be amended, in whole or in part, without prior shareholder approval. By reclassifying the fundamental investment objective of each Fund as non-fundamental, the Board will be able to change a Fund’s investment objective without shareholder approval.

The Manager recommended to the Board that the investment objective of each Fund be reclassified as non-fundamental to provide the Manager greater flexibility and latitude in managing the Funds. In addition, previous state securities regulations had encouraged investment companies like the Trust to adopt fundamental investment objectives. Changes in the federal securities laws no longer require investment companies to comply with substantive state regulations. The Board expects that you will benefit from this proposed change because it will have the flexibility to amend a Fund’s investment objectives without incurring the time and the costs of a shareholder vote. The Board also believes that this additional flexibility to respond to new developments and changing trends in the marketplace may make each Fund more competitive among its peers.

If shareholders authorize changing a Fund’s investment objectives to non-fundamental investment objectives, this change will apply on May 1, 2006, when the Trust’s updated prospectus becomes effective. In the future, the Manager will recommend to the Board, and the Board will have the authority to approve, modifications to a Fund’s investment objective without the Fund incurring the expense and time associated with calling a special shareholder’s meeting and soliciting proxies from shareholders. The Manager may make such a recommendation to modify an objective to address changing market conditions. The Manager also could recommend to the Board that a Fund’s investment objective be changed completely if it believes that such change would be in the best interests of that Fund’s shareholders.

In the event the Board ever approves a material change to a Fund’s non-fundamental investment objective, the Fund will provide prior written notice of the change to Fund shareholders.

Approval of the reclassification of a Fund’s fundamental investment objective as non-fundamental requires the affirmative vote of a majority of the outstanding shares of that Fund, defined as the lesser of (a) 67% or more of the outstanding shares of the Fund present at such Meeting, if holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares of that Fund. If shareholders of a particular Fund do not approve the proposal, the current investment objective will remain fundamental for that Fund.

THE BOARDS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND APPROVE CHANGING THAT FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL BY VOTING “FOR” PROPOSAL 3.

Other Business.    The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the accompanying voting instruction card will confer upon State Farm the discretionary authority to vote matters in accordance with its best judgment.

Independent Registered Public Accountant for the Trust.    Ernst & Young, LLP serves as the independent registered public accountant (“Independent Auditor”) of the Trust. [Representatives of Ernst & Young, LLP are not expected to be present at the Meeting.] or [A representative of Ernst & Young, LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and to make a statement if he or she wishes.] The following information relates to the services Ernst & Young, LLP provided to the Trust during the periods indicated:

Audit Fees

Billed to the Trust for fiscal year ending December 31, 2004: $128,388

Billed to the Trust for fiscal year ending December 31, 2003: $125,525

Audit-Related Fees

Billed to Trust for fiscal year ending December 31, 2004: $0

Billed to Trust for fiscal year ending December 31, 2003: $0

The nature of the services comprising the fees disclosed under this category: Not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004: $ 0

Billed for fiscal year ending December 31, 2003: $0

The nature of the services comprising the fees disclosed under this category: Not applicable

Tax Fees

Billed to the Trust for fiscal year ending December 31, 2004: $18,300

Billed to the Trust for fiscal year ending December 31, 2003: $10,800

The Tax Fees include fees for reviewing the Trust’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the Trust’s status as a regulated investment company under current provisions of the Internal Revenue Code. The Tax Fees also include fees for reviewing the Trust’s tax returns (federal, state, and excise) and advising the Trust on specific tax issues it may encounter as well as on specific tax planning strategies, at the request of the Manager.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004: $ 0

Billed for fiscal year ending December 31, 2003: $23,200

The fees for the fiscal year ending December 31, 2003 were paid by the Manager for professional tax services rendered in connection with the following:

•	review of minimum distribution calculations of the Trust

•	consultation on the review of qualifying dividend calculations of Trust

All Other Fees

Billed to the Trust for fiscal year ending December 31, 2004: $0

Billed to the Trust for fiscal year ending December 31, 2003: $0

The nature of the services comprising the fees disclosed under this category: Not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004: $ 0

Billed for fiscal year ending December 31, 2003: $0

The nature of the services comprising the fees disclosed under this category: Not applicable

The Trust’s Committee of Independent Trustees (the “Committee”) serves as the Trust’s audit committee. The Committee has adopted the following pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee will:

1.	Selection of Auditors. Approve and recommend to the Board, the selection, retention or termination of the independent auditors of each Trust, and review the independent auditors’ fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and

•	the independent auditors shall report directly to the Committee.

b.	Pre-approve any engagement of the independent auditors to provide any services (other than the prohibited non-audit services specified in Section II.B.1.C below) to a Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for a Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to a Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to a Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent auditors during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent auditors shall not perform any of the following non-audit services for any Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible

The percentage of Tax Services provided by the Trust’ independent auditors and described above that were rendered to the Trust and approved by the

Committee pursuant to the pre-approval procedures set forth above was 0% for the Trust’s fiscal year ending December 31, 2003, and 100% for the fiscal year ended December 31, 2004.

The aggregate non-audit fees billed by the Trust’s independent auditors for services rendered to the Trust was:

Fiscal year ending December 31, 2004: $18,300

Fiscal year ending December 31, 2003: $10,800

Aggregate non-audit fees billed by the Trust’s independent auditors for services rendered to State Farm Investment Management Corp., the Trust’s investment adviser, (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2004: $0

Fiscal year ending December 31, 2003: $23,200

Aggregate non-audit fees billed by the Trust’s independent auditors for services rendered to an entity controlling, controlled by, or under common control with the State Farm Investment Management Corp. and that provides ongoing services to the Trust:

Fiscal year ending December 31, 2004: $0

Fiscal year ending December 31, 2003: $0

Other Information.    The Trust is an open-end management investment company organized as a business trust under the laws of the state of Delaware on February 21, 1997. The Trust consists of the six Funds. Shares of each Fund are sold in a continuous offering and are authorized to be offered to Separate Accounts of State Farm to support certain variable contracts offered by State Farm. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Separate Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Separate Accounts purchase and redeem shares of the Fund for the subaccounts without sales or redemption charges. However, each variable contract imposes its own charges and fees on variable contract owners.

How Shares Will Be Voted.    Those shares of the Trust that are held by State Farm, are owned by State Farm. Pursuant to current interpretations of the 40 Act, State Farm will solicit voting instructions from owners of variable contracts on the matters to be voted on at the Meeting. All shares of the Trust will be voted by State Farm in accordance with voting instructions received from such variable contract owners. State Farm will vote all such shares, for, against or abstaining in the same proportion as the voting instructions given by the variable contract owners on the issues presented. The close of business on June [16], 2005, is the last day on which instructions will be accepted.

Voting Requirements.    As an owner of a variable contract you have the right to cast one vote for each dollar that you have indirectly invested in the Trust, on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights. With respect to Proposal 1, the affirmative vote of a plurality of the votes attributable to shares of the Trust present in person or by proxy at the Meeting and entitled to vote is required to elect the nominees to the Board of the Trust. Since the number of Trustees has been fixed at eight, this means that the eight persons who receive the highest number of votes will be elected. With respect to Proposals 2, and 3, the affirmative vote of a majority of the votes attributable to shares of each Fund present in person or by proxy at the Meeting is required. A majority of the outstanding shares of a Fund is defined as the lesser of (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares of that Fund. If shareholders of a particular Fund do not approve proposal 2, then that Fund will not adopt the manager of managers structure. If shareholders of a particular Fund do not approve proposal 3, then that Fund’s current investment objective will remain fundamental.

You may instruct State Farm as to how to vote your shares in one of three different ways:

•	By Mail. Sign and return the enclosed voting instruction form.

•	By Telephone. Call toll-free 1-800-597-7836 and follow the recorded directions. Have your 14 digit Control Number from your proxy card nearby.

•	By Internet. Go to http://vote.proxy-direct.com and follow the recorded on-screen directions. Have your 14 digit Control Number from your voting instruction form nearby.

Do not mail your voting instruction form when you vote by phone or Internet. If you properly vote your voting instruction form and return it on time, your shares will be voted as you instruct, and as State Farm determines on any other business that comes before the Meeting. If you properly vote your voting instruction form, but don’t make any instructions about how your shares should be voted, your shares will be voted FOR each applicable proposal. You may revoke your voting instruction form at any time before it is voted by filing with the Trust a written notice of revocation, by delivering another properly signed voting instruction form bearing a later date, or by attending the Meeting and voting in person. To revoke by written notice, include a statement of your intent to revoke and your signature, and mail the written notice to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

Record Date.    The Board has fixed the close of business on April [    ], 2005, as the record date for determining the indirect holders of the Trust’s shares entitled to notice of and to provide voting instructions at the Meeting. At the close of business on the Record Date, there were issued and outstanding [    ] shares of the Trust.

Reports to Shareholders.    Each variable contract owner has received the Trust’s semi-annual report to shareholders for the period ended December 31, 2004. If you would like another copy of either report, please write to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001 or telephone 1-800-447-0740. The report will be sent to you without charge.

Quorum and Adjournment.    A quorum of shareholders is required to take action at the Meeting. At least 30 percent of the votes attributable to the shares of the Trust entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but not enough votes in favor of the proposal have been received to approve it, State Farm and other persons attending the Meeting in person may propose one or more adjournments of the Meeting to permit further soliciting of voting instructions from variable contract owners. Any adjournment will require the affirmative vote of a majority of shares of the Trust present (in person or by proxy) at the session of the meeting to be adjourned. State Farm will vote in favor of adjournment if it determines that such adjournment and additional solicitation are reasonable and in the interest of the Trust’s shareholders.

Abstentions and Broker Non-Votes.    In tallying shareholder votes, abstentions are counted for purposes of determining whether a quorum is present for a meeting. Abstentions have no effect on matters that require a plurality or a majority vote and will be counted as a vote against other proposals. The treatment and effect of broker non-votes is not applicable because the Trust’s shares are not sold through broker/dealers other than Management Corp.

Costs of the Solicitation.    The cost of preparing, printing and mailing these proxy materials, and all other costs in connection with the solicitation of proxies, will be paid by the Trust. In addition to the use of the mails, proxies may be solicited in person or by telephone, by officers of the Trust, and regular employees and representatives of State Farm or its affiliates, who will not be separately compensated therefore. Alamo Direct Mailing Services, Inc. has been engaged to assist in the solicitation of proxies for estimated fees of [$] plus reasonable expenses.

Proposals of Shareholders.    Pursuant to Delaware law, the Declaration of Trust and the By-laws of the Trust, the Trust is not required to hold an annual meeting unless the 40 Act requires a meeting for the election of trustees. Meetings of the shareholders will be held when and as determined necessary by the Board, and in accordance with the 40 Act. Since the Trust does not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any proposal submitted by a shareholder must be received by the Trust within a reasonable time prior to the next annual meeting of shareholders. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

Investment Adviser and Distributor.    The Manager serves as the investment adviser to the Trust. Subject to the supervision of the Board, the Manager is responsible for overseeing the day to day operations and business affairs of the Trust. Management Corp. serves as the distributor to the Trust. The principal office of the Manager and Management Corp. is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager and Management Corp. are wholly-owned subsidiaries of Auto Company.

SFIMC has engaged Barclays Global Fund Advisors as investment sub-advisers to provide day to day portfolio management for certain Funds.

Please complete, sign and return the enclosed voting instruction form promptly or provide voting instructions by phone or internet promptly. No postage is required if the voting instruction form mailed in the United States.

For the Board of Trustees

Jon Farney

Secretary

Appendix A

State Farm Associates’ Funds Trust

State Farm Variable Product Trust

State Farm Mutual Fund Trust

Charter of the Committee of Independent Trustees

(adopted by the Boards of Trustees on June 13, 2003,

amended on September 17, 2004)

I.	Organization

This charter has been adopted by the Boards of Trustees of State Farm Associates’ Funds Trust, State Farm Variable Product Trust and State Farm Mutual Fund Trust (each referred to as a “Trust”). The members of each Committee of Independent Trustees (each a “Committee”) shall be appointed by each respective Board, which shall also designate a chair of each Committee. Each member of a Committee: (i) shall be a member of the Board who is not an “interested person” of that Trust, as defined in the Investment Company Act of 1940; (ii) is free of any relationship with the management of that Trust or with State Farm Investment Management Corp. (“SFIMC”) or any entity with which State Farm Investment Management Corp. has entered into a sub-advisory agreement (each, an “Adviser”), that would interfere with the member’s exercise of independent judgment as a Committee member; (iii) is not a former officer or director of an Adviser or its affiliates; (iv) complies with the independence requirements of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission (“SEC”) rules adopted thereunder1; and (v) is not a close family member2 of an employee or officer of an Adviser.

The Board, in its business judgment, shall determine (i) that, based upon each member’s employment history, experience, training, academic background and other relevant factors, each member of the Committee is financially literate such that each member has a general understanding of financial issues and (ii) whether any member is an “audit committee financial expert,” as defined by the SEC. At least one member shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Trusts.

Meetings of any Committee shall be held at such times and places as determined from time to time by that Committee. The chair of a Committee may call meetings of a Committee at any time. A majority of the members of the Committee shall constitute a quorum for purposes of transacting business at any meeting of the Committee.

1	Under the SEC’s rules, members of the Committee are barred from accepting any consulting, advisory or other compensatory fee from an Adviser or any subsidiary thereof, other than in the member's capacity as a member of the Board and any Board committee.

2	The term “close family member” as used in this charter includes any aunt, uncle, cousin, child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

II.	Purpose, Function and Responsibilities For Financial Reporting

A.	Purposes

The purposes of the Committee, as it relates to financial reporting for a Trust, are:

1.	to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers;

2.	to oversee the quality and objectivity of the financial statements of each series of the Trust (each a “Fund”) and the independent audits thereof;

3.	to act as liaison between the Trust’s independent auditors and the full Board; and

4.	preapprove the scope of the audit and non-audit services the Trust’s independent auditors provide to the Trust and the scope of the non-audit services the Trust’s independent auditors provide to SFIMC or its affiliates.

Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls.

B.	Responsibilities

The Committee will:

1.	Selection of Auditors. Approve and recommend to the Board, the selection, retention or termination of the independent auditors of each Trust, and review the independent auditors’ fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

the Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and the independent auditors shall report directly to the Committee.

b.

Pre-approve any engagement of the independent auditors to provide any services (other than the prohibited non-audit services specified in Section II.B.1.C below) to a Trust, or to SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for a Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to a Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to a Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent auditors during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent auditors shall not perform any of the following non-audit services for any Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

2.	Scope of Audit. Meet with the independent auditors and management of the Trusts to review the scope of the proposed audit for the current year and the audit procedures to be performed. Review any significant changes to the scope of the annual audit or any special audit as previously approved by the Committee.

3.	Meeting with the Independent Auditors. Meet with the independent auditors, including private meetings, as necessary to:

a.	Discuss any matter of concern relating to the financial statements of a Fund, including any adjustment to such statements recommended by the independent auditors, or other results of the audits.

b.	Consider the independent auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto and the competence and adequacy of the internal accounting staff.

c.	Review the independent auditors’ reports describing (i) the Funds’ critical accounting policies and practices used in the audit, (ii) the details of any alternative treatment of financial information within generally accepted accounting principles discussed with management, including the ramifications of the use of such alternative treatment, and the treatment preferred by the independent auditors, and (iii) all material written communications between the independent auditors and management.

d.	Obtain confirmation that nothing has come to the attention of the independent auditors to cause them to believe that any disclosure required to be made in the financial statements has not been made.

e.	Review reports of independent auditors for the Funds’ custodian and transfer agent regarding the internal accounting controls of those service providers.

f.	Discuss any difficulty the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management.

g.	Discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Funds.

4.	Meeting with Management. Meet separately with management of the Trusts, as necessary, to:

a.	Obtain confirmation that all required disclosures in the Trusts’ financial statements have been made.

b.	Obtain confirmation regarding the Trusts’ continued qualification as regulated investment companies under the Internal Revenue Code and their status regarding federal excise taxes.

c.	Discuss management’s assessment of the independent auditors.

d.	Report its activities and make such recommendations as the Committee may consider necessary or appropriate.

e.	Inquire of the Trusts’ chief executive officer and chief financial officer as to the existence of any significant deficiency or material weakness in the design or operation of internal controls over financial reporting, as well as the Trusts’ disclosure controls and procedures, that is reasonably likely to affect adversely the Trusts’ ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or a service provider that has a significant role in the Trusts’ internal controls over financial reporting.

f.	Discuss the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner.

g.	Discuss (including with any relevant service providers) the semi-annual financial statements at the next committee meeting following their issuance.

h.	Discuss other matters that fall within the purview of the Committee.

5.	Qualifications and Independence of Auditors. Receive and consider the independent auditors’ specific representations as to their independence, organization, experience and material changes in their personnel. Obtain an annual formal written statement from the independent auditors describing:

The independent auditors’ internal quality-controls procedures;

Any material issues raised by the most recent internal quality-controls review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

All relationships between the independent auditors and the Trusts or SFIMC (the description of relationships should include a description of the non-audit services and corresponding fees that were not pre-approved by the committee).

6.	Internal Controls of Custodians. Review with the independent auditors and management of the Trusts the adequacy and effectiveness of internal controls of the Trusts’ custodian(s), including significant comments on such controls by auditors of the custodian(s).

7.	Legal and Regulatory Developments. Review legal and regulatory matters brought to the Committee’s attention that may have a material effect on the financial statements of a Fund, the related compliance policies and programs of a Trust, any inspection or compliance report submitted by a regulator to the Trusts or to an Adviser and any response to such report.

8.	Risk Exposure. Discuss guidelines and policies governing the process by which SFIMC and other relevant service providers assess and manage the Trusts’ exposure to risk, and discuss the Trusts’ most significant financial risk exposures and the steps SFIMC has taken to monitor and control such risks.

9.	Former Employees. Establish policies for hiring employees or former employees of the independent auditors by the Trusts or SFIMC, or any entity in a control relationship with the Trusts or SFIMC.

10.

Additional Authority.    Have the authority to review all violations brought to its attention by the Chief Legal Officer under the Trusts’ Code of Ethics for Principal Executive and Senior Financial Officers and review all waivers sought by a covered officer under such code.

Establish procedures for the receipt, retention and treatment of complaints received by the Trusts or SFIMC regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by any employee of the Trusts or SFIMC and its affiliates of concerns regarding questionable accounting or auditing matters.

11.	Minutes. Maintain minutes or other records of its meetings and activities and report to the Board as to the results of its meetings and activities and whether it has fulfilled its responsibilities in compliance with this charter.

III.	Purpose, Function and Responsibilities Related to Trust Governance Issues

A.	The function and purpose of the Committee, as it relates to governance, is oversight.

B.	The Committee shall oversee the independence and effective functioning of the Board and shall endeavor to be informed about good practices for mutual fund boards.

C.	In fulfilling its governance objectives the Committee shall:

1.	make recommendations to the Board regarding the composition of the Board and identify, independently evaluate and recommend candidates for election as non-interested trustees – candidates for election as non-interested trustees must be nominated by the non-interested trustees and selected by a vote of a majority of the incumbent non-interested trustees;

2.	make recommendations to the Board at least annually regarding committees of the Board and committee assignments;

3.	oversee the process for orientation of new non-interested trustees and ongoing education of non-interested trustees;

4.	oversee the process for evaluating the functioning of the Board;

5.	make recommendations to the Board regarding the compensation of non-interested trustees; and

6.	monitor the performance of legal counsel to the Trusts and to the non-interested trustees.

IV.	Purpose, Function and Responsibilities Related to Management Contracts

A.

The Committee is responsible for reviewing in the first instance and making recommendations to the Board regarding any investment advisory agreement or subadvisory agreement relating to a Trust, and any other agreement with an Adviser relating to the management, administration or distribution of the Trust or of any Fund, as well as any Rule 12b-1 plan of a Trust and any related agreement.

B,	Review and Negotiation of Investment Advisory and Sub-Advisory Agreements

1.	On at least an annual basis and as otherwise necessary or advisable, the Committee shall review, and consider such information as may reasonably be necessary to evaluate the terms of any existing or proposed investment advisory or subadvisory agreement with a view to making a recommendation to the Board regarding the approval or continuation of the agreement. In connection with any such review, the Committee shall consider the nature and quality of services provided by the Adviser, the reasonableness of the Adviser’s compensation, the profitability to the Adviser of its relationship with each Fund, any fall-out benefits from that relationship, any economies of scale achieved by the Adviser, the role of the non-interested trustees, and comparative fees and expense ratios and such other factors as the Committee considers relevant.

2.	The Committee shall have authority on behalf of the Trust to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement.

C.	Review and Negotiation of Distribution Agreements, Rule 12b-1 Plans and Related Agreements

1.	On at least an annual basis and as otherwise necessary or advisable, the Committee shall review, and consider such information as may reasonably be necessary to evaluate the terms of any existing or proposed distribution agreement, Rule 12b-1 plan or related agreement with a view to making a recommendation to the Board regarding the approval or continuation of the agreement or plan.

2.	The Committee shall have authority on behalf of the Trust to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement or plan.

D.	Review and Negotiation of Other Agreements

1.	The Committee shall review, and consider such information as may reasonably be necessary to evaluate, the terms of any other existing or proposed agreement with an Adviser or with an affiliate of such Adviser with a view to making a recommendation to the Board regarding the approval or continuation of the agreement.

2.	The Committee shall have authority on behalf of the Trust to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement.

V.	Procedures

The Committee shall:

A.	meet as frequently and at such times as the Committee deems appropriate, but at least twice each year;

B.	review this charter annually and present any recommended changes to the Board;

C.	engage special counsel, other auditors or other consultants, at the Trust’s expense, to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate; and

D.	maintain minutes or other records of its meetings and activities and report to the Board on a regular basis.

Although the Committee has the responsibilities set forth in this charter, it is not the duty of the Committee: (a) to plan or conduct audits; (b) to determine that the financial statements of the Funds are complete, accurate or in accordance with generally accepted accounting principles; (c) to conduct investigations; (d) to resolve disagreements, if any, between management and the independent auditors; nor (e) to assure compliance with laws, regulations or policies of the Trust.

STATE FARM VOTING INSTRUCTIONS

SOLICITED FOR A SPECIAL MEETING OF SHAREHOLDERS

OF THE STATE FARM VARIABLE PRODUCT TRUST

TO BE HELD ON JUNE 17, 2005

Name of policy/contract holder

Address

City, State 00000

Your policy or contract entitles you to give voting instructions as to the following numbers of shares of State Farm Variable Product Trust:

Money Market Fund	XXX.XXX
Large Cap Equity Index Fund	XXX.XXX
Small Cap Equity Index Fund	XXX.XXX
International Equity Index Fund	XXX.XXX
Bond Fund	XXX.XXX
Stock and Bond Balanced Fund	XXX.XXX

PLEASE COMPLETE, SIGN AND DATE THIS FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Please use blue or black ink or dark pencil; do not use red ink. Voting instructions must be received by State Farm no later than June [16,] 2005, at 5:00 p.m. Central time to be included in the tally of timely voting instructions.

For purposes of submitting voting instructions by phone or over the internet, your control number is:  ☐

I hereby instruct State Farm to vote the shares of the Trust as to which I am entitled to give instructions at a special meeting of the shareholders of the Trust to be held at One State Farm Plaza, Bloomington, Illinois, on June 16, 2005 at 8:00 a.m. Central time, and at any adjournment thereof, in the manner directed below.

I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated April 22, 2005, which describes each of the proposals to be presented at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR EACH PROPOSAL. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AS TO ANY PROPOSAL, THIS INSTRUCTION WILL BE VOTED “FOR” THAT PROPOSAL.

Please vote by filling in the appropriate box below. If you do not mark any boxes, your Proxy will be voted FOR the proposal set forth below.

	FOR	WITHHOLD	FOR ALL EXCEPT
Proposal 1: Elect new Board of Trustees
Edward B. Rust, Jr.	[ ]	[ ]	[ ]
Michael L. Tipsord	[ ]	[ ]	[ ]
Thomas M. Mengler	[ ]	[ ]	[ ]
James A. Shirk	[ ]	[ ]	[ ]
Donald A. Altorfer	[ ]	[ ]	[ ]
Victor J. Boschini	[ ]	[ ]	[ ]
David L. Vance	[ ]	[ ]	[ ]
Alan R. Latshaw	[ ]	[ ]	[ ]

	For	Against	Abstain
Proposal 2: To approve manager of managers structure for the following funds:
Money Market Fund	[ ]	[ ]	[ ]
Large Cap Equity Index Fund	[ ]	[ ]	[ ]
Small Cap Equity Index Fund	[ ]	[ ]	[ ]
International Equity Index Fund	[ ]	[ ]	[ ]
Bond Fund	[ ]	[ ]	[ ]

	For	Against	Abstain
Proposal 3: Approve changing each Fund’s fundamental investment objective to non-fundamental:
Money Market Fund	[ ]	[ ]	[ ]
Large Cap Equity Index Fund	[ ]	[ ]	[ ]
Small Cap Equity Index Fund	[ ]	[ ]	[ ]
International Equity Index Fund	[ ]	[ ]	[ ]
Bond Fund	[ ]	[ ]	[ ]
Stock and Balanced Fund	[ ]	[ ]	[ ]